SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported)        April 28, 1998
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                       McNEIL REAL ESTATE FUND XXVI, L.P.
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             (Exact name of registrant as specified in its charter)





         California                    0-15460                33-0168395
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(State or other jurisdiction of       (Commission           (I.R.S. Employer
incorporation or organization)         File Number)          Identification No.)




             13760 Noel Road, Suite 600, LB70, Dallas, Texas, 75240
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               (Address of principal executive offices) (Zip code)




Registrant's telephone number, including area code      (972)  448-5800
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On April 28, 1998, McNeil Real Estate Fund XXVI, L.P. (the "Partnership") sold to Anglo-Florida Investments I, Ltd., an unaffiliated buyer, Edison Ford Square, an 145,417 square foot shopping center located in Fort Myers, Florida, for a cash purchase price of $3,550,000. Net cash proceeds to the Partnership, after various closing costs, amounted to approximately $3,371,000.

                        McNEIL REAL ESTATE FUND XXVI, L.P.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:



                           McNEIL REAL ESTATE FUND XXVI, L.P.



May 7, 1998                    By:  /s/  Carol A. Fahs
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Date                                Carol A. Fahs
                                    Chief Accounting Officer of McNeil
                                      Real Estate Management, Inc.